HATTERAS VC CO-INVESTMENT FUND II, LLC
(A Delaware Limited Liability Company)
SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)

Descriptions of Investment	Initial Investment Date	Cost	Fair Value	% of Members' Capital

Private Company:
Healthcare:
Clinipace, Inc. (1)(2)(3)
Raleigh, North Carolina
100,158 shares of
Series I Preferred Stock	Sep. 2011	500,000	188,487	23.50%
Total Healthcare		500,000	188,487	23.50%

Software:
Kollective Technology. (1)(2)(3)
Sunnyvale, California
1,740,151 shares of
Common Stock	Jul. 2010	730,193	295,826	36.88%

Posit Science Corporation (1)(2)(3)
San Fransisco, California
80,515 shares of
Common Stock	Dec. 2009	200,000	36,163	4.51%

Posit Science Corporation (1)(2)(3)
San Fransisco, California
21,669 shares of
Series AA Preferred Stock	Sep. 2010	11,893	9,283	1.16%
Total Software		942,086	341,272	42.55%

Total Investments in Private Companies (United States)		1,442,086	529,759	66.05%

Short Term Investment:
First American Treasury Obligations Fund - Class X, 0.02% (4)		372,343	372,343	46.42%
Total Short Term Investment		372,343	372,343	46.42%

Liabilities in excess of Other Assets			(99,988)	-12.47%

Members' Capital			$802,114	100.00%

(1) Non-income producing.
(2) Portfolio holdings are subject to substantial restrictions as to resale.
(3) Non-marketable securities
(4) Rate reported is 7-day yield reported as of March 31, 2021

The cost and fair value of restricted Private Company investments are $1,442,086 and $529,759, respectively.

See notes to financial statements.

The Fund classifies its assets into three levels based on the lowest level of input that is significant to the fair value measurement. The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments.
The inputs are summarized in the three broad levels listed below:
Valuation of Investments
•	Level 1 – quoted prices (unadjusted) in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

	Level 1	Level 2	Level 3	Total
Private Company[1]
Preferred Stock	$-	$-	$197,770	$197,770
Common Stock	-	-	331,989	331,989
Total	$-	$-	$529,759	$529,759

[1] All private companies held in the Fund are level 3 securites. For a detailed break-out of private companies by industry classifications, please refer to the Schedule of Investments.

	Preferred Stock	Common Stock	Total
Balance as of July 1, 2020	$941,342	$45,248	$986,590
Net Realized Gain/(Loss)	334,328	(566,003)	(231,675)
Change in Unrealized Appreciation/(Depreciation)	75,034	564,682	639,716
Transfers In/(Out) of Investment Categories*	(288,062)	288,062	-
Gross Purchases	-	-	-
Gross Sales	(864,872)	-	(864,872)
Balance as of March 31, 2021	$197,770	$331,989	$529,759

* Transfers in or out of investment categories relfect changes in investment categories and are represented by their balance at the beginning of the period.

The following is a summary of quantitative information about significant unobservable input used for Level 3 fair value measurements for investments held as of March 31, 2021.

Type of Investment	Fair Value as of March 31, 2021	Valuation Technique	Unobservable Input	Multiple Used	Discount Used	Impact to Valuation from Increase in Input
Common Stock	$295,826	Discounted cash flows-M&A multiples	Discount rate	N/A	19.25%	Decrease
			Forward M&A revenue multiple	3.03x	N/A	Increase
		Discount	Discount for lack of marketability	N/A	26.50%	Decrease
Preferred Stock	188,487	Most recent transaction	Private financing	N/A	N/A	N/A
Common Stock	36,163	Market comparable companies	Forward revenue multiple	2.84x	N/A	Increase
		Discount	Discount for lack of marketability	N/A	48.17%	Decrease
Preferred Stock	9,283	Market comparable companies	Forward revenue multiple	2.84x	N/A	Increase
		Discount	Discount for lack of marketability	N/A	48.17%	Decrease
Total Investments	$529,759

Investments in private companies are generally valued using most recent capitalization technique and market comparable companies techniques. The significant unobservable input used in the most recent capitalization technique is private financing. Two significant unobservable inputs used in the market comparable companies technique are the particular type of market multiple relied upon and a discount rate. Different types of multiples (e.g., forward revenue multiple) are relied upon across the Fund’s portfolio. A significant decrease in one of these multiples in isolation would result in a significantly lower fair value measurement. A significant increase in the discount rate in isolation would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s preferred and common stock are generally the financial results of privately held entities. If the financial condition of these companies were to deteriorate, or if market comparables were to fall, the value of the preferred stock or common stock in these private companies held by the Fund would be lower.
The Fund's valuation procedures have been approved by and are subject to continued oversight by the Fund's Board of Managers (the “Board”). The valuation procedures are implemented by the Adviser and the Fund's third party administrator, which report to the Board. For third-party information, the Fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Fund.